UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2012

Carter Validus Mission Critical REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-165643 (1933 Act)	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4211 West Boy Scout Blvd.

Suite 500

Tampa, Florida 33607

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition of Disposition of Assets.

On January 6, 2012, Carter Validus Mission Critical REIT, Inc. (the “Company”) filed a Current Report on Form 8-K, dated January 3, 2012, regarding the completion by DC-180 Peachtree, LLC (“DC-180 Peachtree”), an indirect, partially owned subsidiary of Carter/Validus Operating Partnership, LP (“CVOP”), the Company’s operating partnership, of the acquisition of 100% of the fee simple interest in an approximately 338,000 square foot leased data center and parking facilities (the “180 Peachtree Property”), located in Atlanta, Georgia. DC-180 Peachtree is a wholly-owned subsidiary of a joint venture arrangement that constitutes two joint venture agreements with three non-U.S. institutional investors (the “Joint Venture”). CVOP owns approximately 22%, and the three institutional investors own an aggregate of 78%, of the consolidated Joint Venture interests. The Company hereby amends the Form 8-K filed on January 6, 2012, to provide the financial statements and pro forma financial information required by Item 9.01 related to the acquisition of the 180 Peachtree Property.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Real Estate Acquired

(b) Pro Forma Financial Information

(d) Exhibits

23.1 Consent of Roth & Company LLP

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT, Inc.

Dated: March 15, 2012	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer

2

Exhibit Index

23.1	Consent of Roth & Company LLP

3

180 PEACHTREE

STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE PERIODS ENDED

DECEMBER 31, 2010

AND

SEPTEMBER 30, 2011 (UNAUDITED)

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Management of

Carter Validus Mission Critical REIT Inc.

We have audited the accompanying statement of revenues and certain expenses of 180 Peachtree (the “Property”) for the year ended December 31, 2010. The statement of revenues and certain expenses is the responsibility of management of the Property. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of Carter Validus Mission Critical REIT Inc. As described in Note 2, material amounts that would not be comparable to those resulting from the proposed future operations of 180 Peachtree are excluded from the statement of revenues and certain expenses and the statement of revenues and certain expenses is not intended to be a complete presentation of 180 Peachtree’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of 180 Peachtree for the year ended December 31, 2010, on the basis of accounting described in Note 2.

Respectfully submitted,

Roth & Company LLP

Brooklyn, New York

January 31, 2012

1428 36th Street – Suite 200

Brooklyn, NY 11218

P: 718.236.1600  F: 718.236.4849

200 Central Avenue Farmingdale, NJ 07727 P: 732.276.1220 F: 732.751.0505	info@rothcocpa.com • www.rothcocpa.com

180 Peachtree

Statements of Revenues and Certain Expenses

(in thousands)	Year ended December 31, 2010	Nine Months ended September 30, 2011 (unaudited)
REVENUES
Rental income	$11,035	$8,698
Parking income	1,335	1,075

Total revenue	12,370	9,773

CERTAIN EXPENSES
Operating expenses	4,109	3,100
Parking expenses	326	266

Total expenses	4,435	3,366

Revenues in Excess of Certain Expenses	$7,935	$6,407

SEE ACCOMPANYING NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES

180 Peachtree

Notes to Statements of Revenues and Certain Expenses

December 31, 2010

NOTE 1	ORGANIZATION

Nature of Organization and Property

Carter Validus Mission Critical REIT, Inc.(“the Company”) is a public, non-traded REIT. The REIT intends to acquire mission critical real estate assets located throughout the United States. Mission critical real estate assets are purpose-built facilities designed to support the most essential operations of tenants. Carter Validus Mission Critical REIT, Inc. will focus its acquisitions on mission critical assets in two distinct real estate sectors: data and healthcare centers.

During November 2011, the Company entered into an agreement to purchase 180 Peachtree from an unaffiliated third party for $94,750,000; plus closing costs. The acquisition was closed on January 3, 2012.

180 Peachtree is a commercial office building in Atlanta, Georgia, consisting of six tenants and one parking garage, occupying 332,741 square feet and a leasehold interest in an adjacent parking garage facility which is operated by an independent parking operator.

NOTE 2	BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Presented herein are the statements of revenues and certain expenses related to the operations of 180 Peachtree.

The accompanying statements of revenues and certain expenses (the “Statements”) have been prepared for the purpose of complying with the applicable rules and regulations of the Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for the inclusion in a Current Report on Form 8-K of the company. The Statements are not intended to be a complete presentation of the revenue and expenses of 180 Peachtree. Accordingly, the Statements exclude depreciation and amortization, amortization of intangible assets and liabilities and asset management fees not directly related to future operations. As such the statements are not representative of the actual operations of 180 Peachtree for the periods presented.

The accompanying unaudited interim statement of revenues and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenues and certain expenses for the year ended December 31, 2010. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

180 Peachtree

Notes to Statements of Revenues and Certain Expenses

December 31, 2010

NOTE 2	BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The annual rental income from long-term leases is recognized based on the amortization of the total rental income stream, including future rental escalations, under the terms of each lease. The rental income stream is amortized on a straight-line basis over each tenant’s lease period. Rental and Parking income is recognized in the period it is earned.

Rental revenue includes the reimbursement of common area maintenance, utilities and real estate taxes by the tenants. The total of such reimbursed expenses for the periods December 31, 2010 and September 30, 2011 (unaudited) was $3,428,753 and $3,347,683, respectively.

Income Taxes

Pursuant to Section 701 of the Internal Revenue Code, the Company’s income is taxable to the members. Accordingly, no provision is made for income tax at the entity level.

Reclassifications

Certain 2010 balances have been reclassified to conform to the 2011 presentation.

NOTE 3	RENTAL INCOME

The company leases space to 7 commercial tenants, under leases that expire on various dates through 2037. Approximate minimum rental revenue at December 31, 2010 are as follows:

Year	Amount
2011	6,584,734
2012	6,621,351
2013	6,658,393
2014	6,695,868
2015	6,733,782
Thereafter	47,435,221

180 Peachtree

Notes to Statements of Revenues and Certain Expenses

December 31, 2010

NOTE 4	OPERATING EXPENSES

Operating expenses are costs necessary to operate the Property. These costs include such expenses as utilities, property taxes, contracted labor, condominium association fees, repairs and maintenance and other miscellaneous operating expenses.

NOTE 5	PARKING EXPENSES

Parking expenses are costs necessary to operate the parking lot. These costs include such expenses as wages, utilities, insurance, repairs and maintenance and other miscellaneous parking expenses.

NOTE 6	MAJOR CUSTOMERS AND CREDIT RISK

The property derived approximately 45%, 14% and 11% of its rental income from three tenants during the year ended December 31, 2010. These tenants are in the Data Center, Data Center, and Governmental industry, respectively.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the consolidated financial statements and notes of Carter Validus Mission Critical REIT, Inc. (“CVREIT”) included in CVREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and CVREIT’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011, as filed with the Securities and Exchange Commission.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 has been prepared to give effect to the acquisition by CVREIT, through its operating partnership, Carter Validus Operating Partnership, LP (“CVOP”), of a 20.53% interest in DC-180 Peachtree, LLC, which owns a wholesale data center property (the “180 Peachtree Data Center”) located in Atlanta, Georgia, and CVOP’s 2% investment in MM Peachtree Holding, LLC, which owns 79.47% of DC-180 Peachtree, LLC. The acquisition of the 180 Peachtree Data Center occurred on January 3, 2012. CVOP is a Delaware limited partnership that was organized to own and operate properties on behalf of CVREIT and is a consolidated subsidiary of CVREIT. DC 180 Peachtree is consolidated into CV REIT.

The following unaudited pro forma condensed consolidated statements of operations for (i) the nine months ended September 30, 2011 and (ii) for the year ended December 31, 2010 have been prepared to give effect to the acquisition by DC-180 Peachtree, LLC of the 180 Peachtree Data Center as if such acquisition had been completed on January 1, 2010. The actual acquisition of the 180 Peachtree Data Center occurred on January 3, 2012. These unaudited pro forma financial statements also reflect the acquisition by DC-330 ESSEX, LLC, a single-purpose limited liability company in which CVOP holds a 55.8% membership interest, of the Richardson Data Center, located in Richardson, Texas, as if such acquisition had been completed on January 1, 2011, as the Richardson Data Center was under development in 2010 and therefore did not have any operations in 2010. The actual acquisition of the Richardson Data Center occurred on July 14, 2011.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions been consummated as of the respective dates indicated; however, management is not aware of any material factors that would cause historical results not to be indicative of future results.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

		Pro Forma Adjustments		Pro Forma Total
	September 30, 2011 (a)	Acquisition 180 Peachtree Data Center		September 30, 2011
ASSETS
Real estate, net	$30,474,155	114,587,727	(b)	$145,061,882
Cash	9,455,423	(9,455,423	) (c)	—
Other assets	516,412	1,038,693	(b)	1,555,105

Total assets	$40,445,990	106,170,997		$146,616,987

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Note payable, net	$15,963,788	55,000,000	(d)	$70,963,788
Accounts payable due to affiliates	1,112,764	—		1,112,764
Accounts payable and accrued liabilities	478,154	—		478,154
Intangible lease liability, net	1,700,983	19,837,726	(b)	21,538,709

Total liabilities	19,255,689	74,837,726		94,093,415

Stockholders’ equity:
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized; none issued and outstanding	—	—		—
Common stock, $0.01 par value per share, 300,000,000 shares authorized; 2,083,129 shares issued and outstanding as of 9/30/2011	19,339	1,347	(e)	20,686
Additional paid-in capital	16,351,818	1,345,550	(e)	17,697,368
Accumulated deficit	(1,009,996)	(491,601)	(f)	(1,501,597)

Total stockholders’ equity	15,361,161	855,296		16,216,457
Noncontrolling interests in consolidated partnership	5,828,158	30,477,975	(g)	36,306,133
Noncontrolling interests in Operating Partnership	982	—		982

Total equity	21,190,301	31,333,271		52,523,572

Total liabilities and stockholders’ equity	$40,445,990	106,170,997		$146,616,987

(a)	Historical financial information is derived from the unaudited consolidate balance sheet included in CV REIT’s quarterly report on Form 10-Q for the nine months ended September 30, 2011.
(b)	To record the pro forma effect of the acquisition of 180 Peachtree Data Center, assuming that the acquisition had occurred on September 30, 2011. The purchase price allocation is as follows: Land $4.3M, Building and Improvements $94.5M,
In-Place Lease Value $14.0M, Ground Leasehold $1.7M and Below Market Lease Value $19.8M.
(c)	Reflects the net change in cash and cash equivalents to consummate the transaction as of September 30, 2011.
(d)	Reflects the mortgage loan associated with the acquisition of the 180 Peachtree Data Center.
(e)	To record additional capital raised to fund the acquisition of the 180 Peachtree Data Center.
(f)	Reflects the costs associated with the acquisition of the 180 Peachtree Data Center that are expensed upon acquisition.
(g)	To record the pro forma effect of the non-controlling contributing equity ($31,589,325) offset by the allocation of costs associated with the acquisition ($1,111,351) of the 180 Peachtree Data Center.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(Unaudited)

	$(1.37)	$(1.37)		$(1.37)		$(1.37)
		Pro Forma Adjustments
		Acquisitions				Pro Forma
	September 30, 2011 (a)	Richardson Data Center		180 Peachtree Data Center		September 30, 2011
Revenue
Rental income	$614,618	1,481,707	(b)	8,698,000	(e)	$10,794,325
Below Market Lease Amortization	—	—		1,403,610	(e)	1,403,610
Parking income	—	—		1,075,000	(e)	1,075,000

Expenses:
Rental expenses	43,890	107,348	(b)	3,100,000	(e)	3,251,238
Parking expenses	—	—		260,000	(e)	260,000
General and administrative expenses	407,983	145,522	(b)	158,200	(e)	711,705
Acquisition related expenses	691,121	—		—		691,121
Depreciation and amortization	185,040	496,063	(b)	3,361,335	(e)	4,042,438

Total expenses	1,328,034	748,933		6,879,535		8,956,502

(Loss) income from operations	(713,416)	732,774		4,297,075		4,316,433

Other income (expense):
Interest and other income	560	—		—		560
Interest expense	(197,062)	(369,409	) (c)	(2,466,776	) (f)	(3,033,247)

Total other income (expense)	(196,502)	(369,409)		(2,466,776)		(3,032,687)

Consolidated net (loss) income	(909,918)	363,365		1,830,299		1,283,746
Net loss (income) attributable to noncontrolling interests in consolidated partnership	171,842	(160,607	) (d)	(1,580,259	) (g)	(1,569,024)
Net loss (income) attributable to noncontrolling in Operating Partnership	339	(93)		(115)		131

Net loss attributable to the Company	$(737,737)	202,665		249,925		$(285,148)

Weighted average number of common shares outstanding:
Basic and diluted	536,577	—		1,546,552	(h)	2,083,129

Net loss per common share attributable to common stockholders:
Basic and diluted	$(1.37)					$(0.14)

(a)	Historical financial information is derived from the unaudited consolidated income statement included in CVREIT’s quarterly report on Form 10-Q for the nine months ended September 30, 2011.
(b)	Represents pro forma results of the Richardson Data Center, assuming the acquisition had occurred on January 1, 2011. General and administrative expenses include asset management fees of $145,522. The Richard Data Center was purchased on July 14, 2011.
(c)	Represents interest expense on the Richardson Data Center mortgage payable of $16,000,000 at an interest rate of 5.1% per annum plus amortization of deferred financing costs of $17,259, assuming the acquisition had occurred on January 1, 2011.
(d)	Non-controlling interests is adjusted to reflect the allocation of earnigs to the 44.2% non-controlling interest in DC-3300 Essex, LLC.
(e)	Represents pro forma results of the 180 Peachtree Data Center, assuming the acquisition had occurred on January 1, 2010. General and administrative expenses include asset management fees of $158,200. The 180 Peachtree Data Center was purchased on January 3, 2012.
(f)	Represents interest expense on the 180 Peachtree Data Center mortgage payable of $55,000,000 at an interest rate of 5.93% per annum plus amortization of deferred financing costs of $32,159, assuming the acquisition had occurred on January 1, 2010.
(g)	Non-controlling interests is adjusted to reflect the allocation of earnings to the 79.5% non-controlling interest in DC-180 Peachtree, LLC.
(h)	Represents incremental shares sold to consumate the purchase of the Richardson Data Center and the 180 Peachtree Data Center.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(Unaudited)

		Pro Forma Adjustments
		Acquisitions			Pro Forma
	December 31, 2010 (a)	Richardson Data Center (b)	180 Peachtree Data Center		December 31, 2010
Revenue
Rental income	$—	—	11,035,000	(c)	$11,035,000
Below Market Lease Amortization	—	—	1,871,479	(c)	1,871,479
Parking income	—	—	1,335,000	(c)	1,335,000

Expenses:
Rental expenses	—	—	4,109,000	(c)	4,109,000
Parking expenses	—	—	326,000	(c)	326,000
General and administrative expenses	—	—	169,933	(c)	169,933
Acquisition related expenses	—	—	1,602,952	(c)	1,602,952
Depreciation and amortization	—	—	4,472,978	(c)	4,472,978

Total expenses	—	—	10,680,863		10,680,863

Income from operations	—	—	3,560,616		3,560,616

Other income (expense):
Interest and other income	—	—	—		—
Interest expense	—	—	(3,341,911	) (d)	(3,341,911)

Total other income (expense)	—	—	(3,341,911)		(3,341,911)

Consolidated net loss	—	—	218,705		218,705
Net loss attributable to noncontrolling interests in consolidated partnership	—	—	(308,850	) (e)	(308,850)
Net loss attributable to noncontrolling interests in Operating Partnership	—	—	41		41

Net loss attributable to the Company	$—	—	(90,104)		$(90,104)

Weighted average number of common shares outstanding:
Basic and diluted	200,000	—	1,883,129	(f)	2,083,129

Net loss per common share attributable to common stockholders:
Basic and diluted	$—				$(0.04)

(a)	Historical financial information is derived from the unaudited consolidated income statement included in CVREIT’s annual report on Form 10-K for the year ended December 31, 2010.
(b)	The Richardson Data Center was under development in 2010; therefore, the property did not have rental operations during 2010. As a result of the Richardson Data Center being under development in 2010, we have not included pro forma information for this property.
(c)	Represents pro forma results of the 180 Peachtree Data Center, assuming the acquisition had occurred on January 1, 2010. General and administrative expenses include asset management fees of $158,200. The 180 Peachtree Data Center was purchased on January 3, 2012.
(d)	Represents interest expense on the 180 Peachtree Data Center mortgage payable of $55,000,000 at an interest rate of 5.93% per annum plus amortization of deferred financing costs of $43,517, assuming the acquisition had occurred on January 1, 2010.
(e)	Non-controlling interests is adjusted to reflect the allocation of earnings to the 79.5% non-controlling interest in DC-180 Peachtree, LLC.
(f)	Represents incremental shares sold to consumate the purchase of the Richardson Data Center and the 180 Peachtree Data Center.